UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PACIFIC SPECIAL ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Not applicable

	(2)	Aggregate number of securities to which transaction applies: Not applicable

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

 PACIFIC SPECIAL ACQUISITION CORP.
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai
China

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 19, 2017

TO THE SHAREHOLDERS OF PACIFIC SPECIAL ACQUISITION CORP.:

On March 31, 2017, Pacific Special Acquisition Corp. (the “Company” or “Pacific”) filed with the Securities and Exchange Commission and mailed to its shareholders a definitive proxy statement (“Proxy Statement”) with respect to a special meeting in lieu of the 2017 annual meeting of shareholders to be held on April 19, 2017. As previously disclosed, shareholders of record as of March 21, 2017 (“Record Date”) are entitled to attend and vote at the special meeting. The special meeting will be held at 11:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on April 19, 2017.

At the special meeting, shareholders are being asked to vote in favor of the following proposals, as more fully described in the Proxy Statement:

●	To amend the Company’s Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 20, 2017 (the “Current Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated October 14, 2015 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B to the Proxy Statement (the “Trust Amendment”);

●	To re-elect each of the three directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2019 annual meeting of shareholders or until their successors are duly elected and qualified;

●	To ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2017; and

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Revised Contribution

As previously disclosed in the Proxy Statement, if the Extension Amendment is approved, Zhengqi International Holding Limited, Pacific’s sponsor (“Sponsor”), may contribute (the “Original Contribution”) to the Company as a loan $0.025 for each public share that is not redeemed, for each calendar month (commencing on April 20, 2017 and on the 20th day of each subsequent month), or portion thereof, that is needed by Pacific to, among other things, extend the date by which the Company must complete its initial business combination (the “Extension”).

On April 13, 2017, the Sponsor agreed that it may contribute to the Company as a loan $0.03 for each public share that is not redeemed, for each calendar month, or portion thereof, of the Extension (the “Revised Contribution”). The Revised Contribution is an increase from the $0.025 per public share per month (the “Original Contribution”) that was previously disclosed in the Proxy Statement. If the Extension is approved by the Company’s shareholders and the Company takes the full time to complete its initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.52 per share, in comparison to the current redemption amount of $10.40 per share (assuming no public shares were redeemed). Other than the increase in the amount from $0.025 to $0.03 per public share, the terms of the Original Contribution remain unchanged.

Revised Redemption Deadline

On April 13, 2017, the Company announced that it would extend the deadline for public shareholders to exercise their redemption rights, such that public shareholders will be required to submit their request for redemption by 5:00 p.m., Eastern Time, on April 18, 2017 (the “Revised Redemption Deadline”). Any public shareholders who have previously delivered the Company’s ordinary shares for redemption and decide not to exercise their redemption rights should contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, and request the return of their shares (physically or electronically) prior to the Revised Redemption Deadline. Any redemption requests, once made, including any previous exercises of redemption rights, may be withdrawn at any time until the Revised Redemption Deadline and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension at the special meeting.

Recommendation of the Board

The Company’s board of directors continues to recommend that you vote “FOR” the Extension Amendment and the Trust Amendment.

Please read this Proxy Supplement carefully and in its entirety together with the Proxy Statement, which was previously mailed to you, before voting. To the extent that any information contained in the Proxy Supplement is inconsistent with the information contained in the Proxy Statement, the Proxy Supplement shall be deemed to have superseded the Proxy Statement.

If you have questions about the proposals or if you need additional copies of this Proxy Supplement, the Proxy Statement or the proxy card, you should contact Morrow Sodali LLC, the Company’s proxy solicitor, at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400) or at PAAC.info@morrowsodali.com.

Sincerely,

/s/ Jian Tu
Jian Tu
President and Chairman of the Board

This Proxy Supplement is dated April 13, 2017.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE PROXY STATEMENT (AS MODIFIED BY THIS PROXY SUPPLEMENT), PASSED UPON THE MERITS OR FAIRNESS OF THE EXTENSION AMENDMENT OR THE TRUST AMENDMENT OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT (AS MODIFIED BY THIS PROXY SUPPLEMENT). ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.